UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21586

First Trust Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

The Registrant is filing this amendment to its Form N-CSR for the period ended December 31, 2023, to amend Item 7 to include the correct Proxy Voting Policies of Chartwell Investment Partners.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

First Trust
Enhanced Equity Income Fund (FFA)

Annual Report
For the Year Ended
December 31, 2023

Table of Contents
First Trust Enhanced Equity Income Fund (FFA)
Annual Report
December 31, 2023

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Chartwell Investment Partners, LLC (“Chartwell” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Enhanced Equity Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the Securities and Exchange Commission which permits the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted with respect to its common shares subject to certain conditions. Under the Plan, the Fund currently intends to pay a quarterly distribution in the amount of $0.315 per share. A portion of this quarterly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period but is expected to correlate with the Fund’s performance over time. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Investment Objective, Policies, and Risks section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Chartwell are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Enhanced Equity Income Fund (FFA)
Annual Letter from the Chairman and CEO
December 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Enhanced Equity Income Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended December 31, 2023.
As 2023 comes to a close, it strikes me that many of the critical themes investors have been navigating over the past year remain unresolved. High inflation, the direction of central bank policy, and the risk of an economic recession in the U.S. are just a few examples, but another is war. The war between Russia and Ukraine rages on and will enter its third full year in just a few short months. In addition, geopolitical tensions across the Middle East are rising. Israel is at war with Hamas, and the Houthi rebels have been attacking global shipping lanes in the Red Sea, threatening the global supply chain, and prompting a military response from the U.S. and Britain.
Despite these headwinds, the broader U.S. equity and fixed income markets surged during the year. In the U.S., the S&P 500® Index rose by 26.29% on a total return basis between December 31, 2022, and December 31, 2023, according to data from Bloomberg. The Bloomberg U.S. Aggregate Bond Index also enjoyed a positive total return, rising by 5.53% over the same period. These returns can be explained, in part, by expectations that the Federal Reserve (the “Fed”) could cut interest rates in 2024. In its December 2023 statement, the Fed indicated that it expects to reduce the Federal Funds target rate by as much as 75 basis points (“bps”) over three cuts throughout 2024. It appears investors expect even steeper cuts than the Fed announced. As of December 31, 2023, the Fed Funds Futures market was pricing in nearly six rate cuts totaling more than 150 bps by the end of 2024.
In some regards, the past year serves as a stark warning against taking an overly myopic view when it comes to investing. Data from the Investment Company Institute revealed that total net assets in money market accounts stood at a record $5.9 trillion on December 6, 2023, up from $4.8 trillion at the start of the year. While the figure may be sizable, it is not surprising, in my view, especially considering the impediments to growth mentioned above. While money market assets likely earned higher interest payments than they would have before the Fed began interest rate hikes, they certainly underperformed the S&P 500® Index’s staggering total return for the year.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Enhanced Equity Income Fund (FFA)
“AT A GLANCE”
As of December 31, 2023 (Unaudited)

Fund Statistics
Symbol on New York Stock Exchange	FFA
Common Share Price	$18.27
Common Share Net Asset Value (“NAV”)	$18.74
Premium (Discount) to NAV	(2.51)%
Net Assets Applicable to Common Shares	$374,568,902
Current Quarterly Distribution per Common Share(1)	$0.3150
Current Annualized Distribution per Common Share	$1.2600
Current Distribution Rate on Common Share Price(2)	6.90%
Current Distribution Rate on NAV(2)	6.72%
Common Share Price & NAV (weekly closing price)

Performance
Average Annual Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (8/26/04) to 12/31/23
Fund Performance(3)
NAV	20.61%	14.05%	9.62%	8.15%
Market Value	24.53%	15.12%	10.83%	7.75%
Index Performance
S&P 500® Index	26.29%	15.69%	12.03%	10.01%
CBOE S&P 500 BuyWrite Monthly Index	11.82%	6.08%	5.58%	5.30%

Top Ten Holdings	% of Total Investments
Microsoft Corp.	10.3%
Apple, Inc.	10.0
Alphabet, Inc., Class C	3.8
JPMorgan Chase & Co.	3.5
UnitedHealth Group, Inc.	2.4
Merck & Co., Inc.	2.2
AbbVie, Inc.	2.1
Coca-Cola (The) Co.	2.0
Arthur J. Gallagher & Co.	1.9
Danaher Corp.	1.9
Total	40.1%

Sector Allocation	% of Total Investments
Information Technology	31.8%
Financials	14.0
Health Care	13.1
Consumer Discretionary	8.3
Communication Services	8.3
Consumer Staples	6.6
Industrials	6.0
Energy	4.2
Materials	3.1
Real Estate	2.5
Utilities	2.1
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	97.7%
Common Stocks - Business Development Companies	1.2
Call Options Written	(0.2)
Net Other Assets and Liabilities	1.3
Total	100.0%

(1)
Most recent distribution paid through December 31, 2023. Subject to change in the future.
(2)
Distribution rates are calculated by annualizing the most recent distribution paid through the report date and then dividing by Common Share Price or NAV, as applicable, as of December 31, 2023. Subject to change in the future.
(3)
Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

  Portfolio Commentary

First Trust Enhanced Equity Income Fund (FFA)
Annual Report
December 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust Enhanced Equity Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Chartwell Investment Partners, LLC (“Chartwell”), a wholly-owned subsidiary of Raymond James Investment Management, is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process. Chartwell is the portfolio manager of the Fund.
Portfolio Management Team
Douglas W. Kugler, CFA
Senior Portfolio Manager
Jeffrey D. Bilsky
Portfolio Manager
Commentary
First Trust Enhanced Equity Income Fund
The Fund’s investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities. Under normal market conditions, the Fund pursues an integrated investment strategy in which the Fund invests substantially all of its Managed Assets in a diversified portfolio of common stocks of U.S. corporations and U.S. dollar-denominated equity securities of non-U.S. issuers in each case that are traded on U.S. securities exchanges. In addition, on an ongoing and consistent basis, the Fund writes (sells) covered call options on a portion of the Fund’s Managed Assets. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities, including the value of call options written (sold). There can be no assurance that the Fund’s investment objective will be achieved. The Fund may not be appropriate for all investors.
Market Recap
Stock markets rallied in 2023 after a tough 2022, with large-capitalization technology stocks leading the way. The NASDAQ Composite Index was up 43.42% (price-only) for the year while the S&P 500® Index (the “Index”) was up a very strong 26.29% (total return). However, the Index’s returns were somewhat misleading as the group of stocks known as the “Magnificent Seven” (Apple, Inc., Microsoft Corp., Tesla, Inc., Meta Platforms, Inc., Alphabet, Inc., NVIDIA Corporation, Amazon.com, Inc.) contributed over 62% of the Index’s return for 2023. The strength in several of these stocks came at least partially from the market’s infatuation with artificial intelligence (“AI”). Two other data points that demonstrate the high level of concentration of returns during the year are: the equally weighted S&P 500 was up just under 13.9% versus the Index’s 26.29%, and by our calculations only approximately 26% of the stocks in the Index outperformed the Index. The first half of the year saw the Index rise 16.89% (total return) on the strength of technology stocks (driven by the AI theme) despite three more interest rate hikes in the Federal Funds target rate, the continuation of the war in Ukraine and the failure of several large banks. The market looked past these issues and started pricing in the economic “soft landing” that had been hoped for. Overall, the second half of the year continued this narrative, but it did see more volatility. The Index continued its first half rally through the end of July, bringing its year-to-date increase to over 19% only to fall by slightly over 10% through late October as the market had some second thoughts about when the Federal Reserve (the “Fed”) would start to lower the Federal Funds target rate and if the “soft landing” would really occur. However, a second straight Fed meeting where they did not raise rates in early November, coupled with a better-than-expected inflation report in the middle of November, convinced the equity markets that the Fed was done raising interest rates. This reignited the speculation about when the Fed would start cutting rates and reinvigorated the belief in a possible “soft landing.” This period coincided with the 10-Year Treasury yield falling from its high of just under 5.0% to just under 3.9% at year-end. From the late October Index lows through the end of the year, the Index saw its price rise by over 15.5% and included a stretch where the Index price rose for nine consecutive weeks.

  Portfolio Commentary (Continued)

First Trust Enhanced Equity Income Fund (FFA)
Annual Report
December 31, 2023 (Unaudited)
Performance Analysis
Average Annual Total Returns
	1 Year Ended 12/31/23	5 Years Ended 12/31/23	10 Years Ended 12/31/23	Inception (8/26/04) to 12/31/23
Fund Performance(1)
NAV	20.61%	14.05%	9.62%	8.15%
Market Value	24.53%	15.12%	10.83%	7.75%
Index Performance
S&P 500® Index	26.29%	15.69%	12.03%	10.01%
CBOE S&P 500 BuyWrite Monthly Index	11.82%	6.08%	5.58%	5.30%

Performance of a $10,000 Initial Investment
December 31, 2013 - December 31, 2023

$40,000
$30,000
$20,000
$10,000
$0
$31,153
$27,955
$17,205
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
12/31/23
First Trust Enhanced Equity Income Fund
S&P 500® Index
CBOE S&P 500 BuyWrite Monthly Index

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Performance Summary
For the 12-month period ended December 31, 2023, the Fund’s net asset value (“NAV”) and market value returns(1) were 20.61% and 24.53%, respectively, on a total return basis. The Index returned 26.29% on a total return basis over the same period. The covered call options program had a negative influence on the Fund’s return for the period, which we would expect given the strength of the market and the Fund during the year. Overall, the equity portfolio underperformed the Index during the calendar year as two broad themes in the market hurt performance. As we’ve written about in the past, our approach in managing the Fund is to create a portfolio with a yield that is higher than that of the market while also having an overall valuation that is lower than that of the market. This causes the portfolio to have a slight tilt towards the value side of the value/growth factor continuum. For the full year, and to the detriment of the portfolio, the Russell 1000® Value Index trailed its Growth counterpart by a significant amount with Growth outperforming Value by over 31 percentage points. An equally detrimental headwind was that higher yielding stocks lagged lower yielding stocks as shown by a Bank of America Merrill Lynch study. This study segmented the Index into those stocks with the highest yields and those with the lowest yields and compared their relative performance. For the year, the 200 stocks in the Index with the highest yields outperformed the 200 stocks in the Index with the lowest yields by over 40 percentage points.
Specifically, within the equity portfolio, negative stock selection overwhelmed the positive impacts of the allocation of investments among the various sectors. The largest contributor to the positive allocation performance came from the overweight the Fund held in the Information Technology sector, which was the best performing sector in the Index.  Outside of the Information Technology sector, the impact of allocation to relative performance was muted in total with the positive impact from the Industrials sector being offset by

(1)
Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year.

  Portfolio Commentary (Continued)

First Trust Enhanced Equity Income Fund (FFA)
Annual Report
December 31, 2023 (Unaudited)
the negative impacts from allocations to cash and the Consumer Discretionary sector. Stock selection, as previously mentioned, was the driver of the portfolio’s lagging relative performance. The biggest culprit was the selection within the Communication Services sector, where the Fund did not own either Meta Platforms, Inc. (194.1%) or Netflix, Inc. (65.1%) and was slightly underweight Alphabet, Inc. (58.3%). Weak stock selection also occurred in the Consumer Discretionary sector due to not owning Tesla, Inc. (101.7%), being underweight Amazon.com, Inc. (80.9%) and being overweight NIKE, Inc. Class B (-6.0%). There were some positives in this sector with the Fund overweight in both Carnival Corp. (130.2%) and Domino’s Pizza, Inc. (25.4%). The largest positive stock selection came from the Information Technology sector as the Fund was overweight in NVIDIA Corporation (234.3%), Intel Corp. (94.6%), Microsoft Corp. (58.2%) and Apple, Inc. (49.0%).
Managed Distribution Policy
The Fund’s managed distribution policy (the “Plan”) permits the Fund to make periodic distributions of long-term capital gains as frequently as quarterly each tax year. The plan has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. Under the Plan, the Fund currently intends to continue to pay a recurring quarterly distribution in the amount of $0.315 per Common Share that reflects the distributable cash flow of the Fund. The Fund maintained its regular quarterly Common Share distribution of $0.315 per share for the 12-month period ended December 31, 2023. Based on the $0.315 per share quarterly Common Share distribution, the annualized distribution rate as of December 31, 2023 was 6.72% at NAV and 6.90% at market price. For the 12-month period ended December 31, 2023, 28% of the distributions were characterized as ordinary income and 72% were categorized as realized gain. The final determination of the source and tax status of all 2023 distributions will be made after the end of 2023 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
Market Outlook
While there are generally any number of risks for the market to worry about, we believe that it will be laser focused on the timing and magnitude of potential cuts to the Federal Funds target rate. The fixed income markets have priced in anywhere between 3-5 cuts in the Federal Funds target rate with some analysts thinking the first cut will come as early as March of 2024. What seems apparent to us from what several members of the Fed have publicly stated is that the Fed’s decision over the timing and magnitude of any rate cuts will rest upon the economic data that comes out over the course of the year – namely inflation and employment data. Therefore, we believe the market will be intensely focused on these data releases.  This debate over the timing and eventual magnitude of rate cuts exists against the backdrop of an Index that on December 31, 2023 was less than 1% away from its all-time high, with the bulk of that increase having come from an increase in valuation measures. Yes, a significant portion of the Index’s increase has been driven by Technology stocks and the “Magnificent Seven” while the rest of the market has not increased at nearly the same rate – however, the valuation of the remaining stocks in the Index is not cheap by most measures.
It is our belief that the best way for the market to continue its march higher is for the rally to widen out and gain the participation of more stocks. We have recently seen some signs of this, and we believe that it can continue if the economic data provide cover for the Fed to begin the much-anticipated reduction in the Federal Funds target rate. Therefore, the data needs to show that the current decline in the rate of inflation will continue. However, if the data shows that the economy is slowing too much, fears about a recession will increase and could have a significant negative impact on prices in the equity markets.
While the path of the economy and the Federal Funds target rate is uncertain, we will continue to manage the Fund with the objective of providing a high level of current income and gains and, to a lesser extent, capital appreciation over the market cycle.

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments
December 31, 2023

Shares	Description	Value
COMMON STOCKS – 97.7%
	Air Freight & Logistics – 1.4%
21,000	FedEx Corp. (a) (b)	$5,312,370
	Automobiles – 0.7%
75,000	General Motors Co. (a) (b)	2,694,000
	Banks – 6.3%
350,000	Huntington Bancshares, Inc. (a)	4,452,000
76,000	JPMorgan Chase & Co. (a)	12,927,600
17,500	PNC Financial Services Group (The), Inc. (a)	2,709,875
100,000	Truist Financial Corp.	3,692,000
		23,781,475
	Beverages – 3.2%
125,000	Coca-Cola (The) Co. (a)	7,366,250
18,500	Constellation Brands, Inc., Class A (a)	4,472,375
		11,838,625
	Biotechnology – 2.1%
51,000	AbbVie, Inc. (a)	7,903,470
	Broadline Retail – 1.6%
40,500	Amazon.com, Inc. (a) (c)	6,153,570
	Capital Markets – 2.3%
10,000	Goldman Sachs Group (The), Inc.	3,857,700
52,500	Morgan Stanley	4,895,625
		8,753,325
	Chemicals – 2.5%
15,000	Air Products and Chemicals, Inc.	4,107,000
16,500	Sherwin-Williams (The) Co. (a)	5,146,350
		9,253,350
	Communications Equipment – 1.6%
117,500	Cisco Systems, Inc. (a)	5,936,100
	Consumer Staples Distribution & Retail – 1.7%
9,800	Costco Wholesale Corp. (b)	6,468,784
	Diversified Telecommunication Services – 1.4%
112,500	AT&T, Inc. (a)	1,887,750
85,000	Verizon Communications, Inc. (a)	3,204,500
		5,092,250
	Electric Utilities – 2.0%
42,500	American Electric Power Co., Inc.	3,451,850
155,000	PPL Corp. (a)	4,200,500
		7,652,350
	Entertainment – 2.0%
90,000	Cinemark Holdings, Inc. (c)	1,268,100
15,000	Electronic Arts, Inc. (a)	2,052,150
200,000	Lions Gate Entertainment Corp., Class B (c)	2,038,000
14,000	Take-Two Interactive Software, Inc. (a) (c)	2,253,300
		7,611,550
	Financial Services – 0.4%
24,000	PayPal Holdings, Inc. (a) (c)	1,473,840
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Ground Transportation – 1.5%
70,000	Canadian Pacific Kansas City, Ltd.	$5,534,200
	Health Care Equipment & Supplies – 0.8%
53,626	Boston Scientific Corp. (c)	3,100,119
	Health Care Providers & Services – 2.4%
16,800	UnitedHealth Group, Inc. (a) (b)	8,844,696
	Hotels, Restaurants & Leisure – 3.9%
68,000	Carnival Corp. (a) (b) (c)	1,260,720
10,000	Domino’s Pizza, Inc. (a)	4,122,300
90,000	Las Vegas Sands Corp. (a)	4,428,900
52,000	Restaurant Brands International, Inc.	4,062,760
31,500	Six Flags Entertainment Corp. (a) (c)	790,020
		14,664,700
	Industrial Conglomerates – 1.6%
29,000	Honeywell International, Inc. (a)	6,081,590
	Insurance – 3.6%
31,500	Arthur J. Gallagher & Co. (a)	7,083,720
28,500	Chubb, Ltd.	6,441,000
		13,524,720
	Interactive Media & Services – 3.8%
100,000	Alphabet, Inc., Class C (a) (c)	14,093,000
	IT Services – 1.4%
31,500	International Business Machines Corp. (a)	5,151,825
	Life Sciences Tools & Services – 3.5%
29,800	Danaher Corp. (b)	6,893,932
12,000	Thermo Fisher Scientific, Inc. (a)	6,369,480
		13,263,412
	Machinery – 1.4%
18,000	Caterpillar, Inc. (b)	5,322,060
	Metals & Mining – 0.6%
54,000	Freeport-McMoRan, Inc. (a)	2,298,780
	Oil, Gas & Consumable Fuels – 4.2%
33,000	Diamondback Energy, Inc. (a)	5,117,640
50,000	Exxon Mobil Corp. (a)	4,999,000
39,000	Hess Corp. (a)	5,622,240
		15,738,880
	Pharmaceuticals – 4.2%
5,000	Eli Lilly & Co. (a) (b)	2,914,600
76,000	Merck & Co., Inc. (a)	8,285,520
22,000	Zoetis, Inc. (a)	4,342,140
		15,542,260
	Semiconductors & Semiconductor Equipment – 5.9%
5,000	Broadcom, Inc. (b)	5,581,250
119,000	Intel Corp. (a) (b)	5,979,750
47,000	Micron Technology, Inc. (b)	4,010,980
13,000	NVIDIA Corp. (a)	6,437,860
		22,009,840
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments (Continued)
December 31, 2023
Shares	Description	Value
COMMON STOCKS (Continued)
	Software – 12.7%
7,000	Adobe, Inc. (a) (c)	$4,176,200
101,300	Microsoft Corp. (a)	38,092,852
10,000	Synopsys, Inc. (a) (b) (c)	5,149,100
		47,418,152
	Specialized REITs – 2.5%
34,000	Crown Castle, Inc. (a)	3,916,460
107,000	Gaming and Leisure Properties, Inc. (a)	5,280,450
		9,196,910
	Technology Hardware, Storage & Peripherals – 9.9%
192,500	Apple, Inc. (a)	37,062,025
	Textiles, Apparel & Luxury Goods – 2.0%
41,000	NIKE, Inc., Class B (a)	4,451,370
80,000	Tapestry, Inc.	2,944,800
		7,396,170
	Tobacco – 1.6%
64,000	Philip Morris International, Inc. (a)	6,021,120
	Wireless Telecommunication Services – 1.0%
23,500	T-Mobile US, Inc. (a)	3,767,755
	Total Common Stocks	365,957,273
	(Cost $256,412,723)
COMMON STOCKS – BUSINESS DEVELOPMENT COMPANIES – 1.2%
	Capital Markets – 1.2%
215,000	Ares Capital Corp. (a)	4,306,450
	(Cost $3,728,891)
	Total Investments – 98.9%	370,263,723
	(Cost $260,141,614)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS – (0.2)%
	Call Options Written – (0.2)%
(10)	Broadcom, Inc.	$(1,116,250)	$1,170.00	01/19/24	(7,900)
(170)	Carnival Corp.	(315,180)	19.00	01/19/24	(9,010)
(170)	Carnival Corp.	(315,180)	20.00	01/19/24	(3,910)
(170)	Carnival Corp.	(315,180)	21.00	01/19/24	(1,870)
(60)	Caterpillar, Inc.	(1,774,020)	310.00	01/19/24	(8,460)
(20)	Costco Wholesale Corp.	(1,320,160)	605.00	01/19/24	(117,900)
(50)	Danaher Corp.	(1,156,700)	240.00	01/19/24	(11,500)
(15)	Eli Lilly & Co.	(874,380)	610.00	01/19/24	(7,200)
(40)	FedEx Corp.	(1,011,880)	300.00	01/19/24	(440)
(250)	General Motors Co.	(898,000)	35.00	01/19/24	(36,750)
(400)	Intel Corp.	(2,010,000)	50.00	01/19/24	(65,600)
(100)	Micron Technology, Inc.	(853,400)	85.00	01/19/24	(24,300)
(100)	Micron Technology, Inc.	(853,400)	90.00	01/19/24	(6,300)
(50)	S&P 500® Index (d)	(23,849,150)	4,875.00	01/19/24	(66,900)
(200)	S&P 500® Index (d)	(95,396,600)	4,900.00	01/19/24	(158,000)
(250)	S&P 500® Index (d)	(119,245,750)	4,925.00	01/19/24	(135,000)
(25)	Synopsys, Inc.	(1,287,275)	590.00	01/19/24	(2,062)
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments (Continued)
December 31, 2023
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS (Continued)
	Call Options Written (Continued)
(40)	UnitedHealth Group, Inc.	$(2,105,880)	$570.00	01/19/24	$(2,680)
	Total Written Options				(665,782)
	(Premiums received $614,098)

Net Other Assets and Liabilities – 1.3%	4,970,961
Net Assets – 100.0%	$374,568,902

(a)	All or a portion of these securities are pledged to cover index call options written. At December 31, 2023, the segregated value of these securities amounts to $240,644,643.
(b)	All or a portion of this security’s position represents cover for outstanding options written.
(c)	Non-income producing security.
(d)
Call options on securities indices were written on a portion of the common stock positions that were not used to cover call options written on individual equity securities held in the Fund’s portfolio.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2023 is as follows (see Note 3A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$365,957,273	$365,957,273	$—	$—
Common Stocks - Business Development Companies*	4,306,450	4,306,450	—	—
Total Investments	$370,263,723	$370,263,723	$—	$—

LIABILITIES TABLE
	Total Value at 12/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(665,782)	$(663,720)	$(2,062)	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Statement of Assets and Liabilities
December 31, 2023

ASSETS:
Investments, at value	$370,263,723
Cash	4,289,101
Receivables:
Investment securities sold	4,450,024
Dividends	540,661
Reclaims	2,860
Prepaid expenses	2,851
Total Assets	379,549,220
LIABILITIES:
Options contracts written, at value	665,782
Payables:
Investment securities purchased	3,872,289
Investment advisory fees	317,847
Audit and tax fees	47,784
Shareholder reporting fees	31,606
Custodian fees	17,738
Administrative fees	17,107
Legal fees	5,148
Transfer agent fees	1,645
Financial reporting fees	771
Trustees’ fees and expenses	56
Other liabilities	2,545
Total Liabilities	4,980,318
NET ASSETS	$374,568,902
NET ASSETS consist of:
Paid-in capital	$263,987,224
Par value	199,881
Accumulated distributable earnings (loss)	110,381,797
NET ASSETS	$374,568,902
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$18.74
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	19,988,085
Investments, at cost	$260,141,614
Premiums received on options contracts written	$614,098
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Statement of Operations
For the Year Ended December 31, 2023

INVESTMENT INCOME:
Dividends	$6,930,773
Interest	145,492
Foreign withholding tax	(26,976)
Other	6,941
Total investment income	7,056,230
EXPENSES:
Investment advisory fees	3,570,398
Administrative fees	160,901
Legal fees	130,712
Shareholder reporting fees	110,109
Audit and tax fees	55,247
Custodian fees	26,343
Listing expense	23,768
Trustees’ fees and expenses	20,387
Transfer agent fees	18,559
Financial reporting fees	9,250
Other	18,919
Total expenses	4,144,593
NET INVESTMENT INCOME (LOSS)	2,911,637
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	29,432,236
Written options contracts	(4,508,052)
Foreign currency transactions	32
Net realized gain (loss)	24,924,216
Net change in unrealized appreciation (depreciation) on:
Investments	38,392,943
Written options contracts	6,767
Foreign currency translation	(58)
Net change in unrealized appreciation (depreciation)	38,399,652
NET REALIZED AND UNREALIZED GAIN (LOSS)	63,323,868
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$66,235,505
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Statements of Changes in Net Assets

	Year Ended 12/31/2023	Year Ended 12/31/2022
OPERATIONS:
Net investment income (loss)	$2,911,637	$2,929,934
Net realized gain (loss)	24,924,216	18,412,142
Net change in unrealized appreciation (depreciation)	38,399,652	(89,978,856)
Net increase (decrease) in net assets resulting from operations	66,235,505	(68,636,780)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(25,184,987)	(25,183,334)
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested	—	105,150
Net increase (decrease) in net assets resulting from capital transactions	—	105,150
Total increase (decrease) in net assets	41,050,518	(93,714,964)
NET ASSETS:
Beginning of period	333,518,384	427,233,348
End of period	$374,568,902	$333,518,384
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	19,988,085	19,982,838
Common Shares issued as reinvestment under the Dividend Reinvestment Plan	—	5,247
Common Shares at end of period	19,988,085	19,988,085
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Financial Highlights
For a Common Share outstanding throughout each period

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$16.69	$21.38	$18.29	$16.92	$13.89
Income from investment operations:
Net investment income (loss)	0.15 (a)	0.15	0.07	0.12	0.17
Net realized and unrealized gain (loss)	3.16	(3.58)	4.28 (b)	2.39	4.00
Total from investment operations	3.31	(3.43)	4.35	2.51	4.17
Distributions paid to shareholders from:
Net investment income	(0.29)	—	(0.18)	(0.08)	(0.14)
Net realized gain	(0.97)	(1.26)	(1.08)	(1.06)	(1.00)
Total distributions paid to Common Shareholders	(1.26)	(1.26)	(1.26)	(1.14)	(1.14)
Net asset value, end of period	$18.74	$16.69	$21.38	$18.29	$16.92
Market value, end of period	$18.27	$15.76	$21.29	$17.62	$17.25
Total return based on net asset value (c)	20.61%	(15.84)%	24.38%(b)	16.84%	30.78%
Total return based on market value (c)	24.53%	(20.19)%	28.56%	10.41%	43.34%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$374,569	$333,518	$427,233	$365,432	$338,198
Ratio of total expenses to average net assets	1.16%	1.13%	1.12%	1.15%	1.14%
Ratio of net investment income (loss) to average net assets	0.82%	0.81%	0.39%	0.77%	1.08%
Portfolio turnover rate	26%	21%	14%	20%	37%

(a)	Based on average shares outstanding.
(b)	The Fund received a reimbursement from Chartwell in the amount of $17,250, which represents less than $0.01 per share. Since the Fund was reimbursed, there was no effect on the Fund’s total return.
(c)
Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in
Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2023
1. Organization
First Trust Enhanced Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 20, 2004, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FFA” on the New York Stock Exchange (“NYSE”).
The Fund’s investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities. Under normal market conditions, the Fund pursues an integrated investment strategy in which the Fund invests substantially all of its Managed Assets in a diversified portfolio of common stocks of U.S. corporations and U.S. dollar-denominated equity securities of non-U.S. issuers, in each case that are traded on U.S. securities exchanges. In addition, on an ongoing and consistent basis, the Fund writes (sells) covered call options on a portion of the Fund’s Managed Assets. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities, including the value of call options written (sold). There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the SEC that permits the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted with respect to its common shares subject to certain conditions. Under the Plan, the Fund currently intends to pay a quarterly distribution in the amount of $0.315 per share. A portion of this quarterly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period but is expected to correlate with the Fund’s performance over time. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
3. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold) and dividends declared but unpaid) by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, real estate investment trusts (“REITs”), exchange-traded funds, convertible preferred stocks, and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2023
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Over-the-counter options contracts are valued as follows, depending on the market in which the instrument trades:  (1) the mean of their most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•
Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•
Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
 o
Quoted prices for similar investments in active markets.
 o
Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
 o
Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
 o
Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•
Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of December 31, 2023, is included with the Fund’s Portfolio of Investments.

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2023
B. Option Contracts
The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call options (“options”) on all or a portion of the equity securities held in the Fund’s portfolio and on securities indices as determined to be appropriate by Chartwell Investment Partners, LLC (“Chartwell” or the “Sub-Advisor”), consistent with the Fund’s investment objective. The number of options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The Fund will not write (sell) “naked” or uncovered options. If certain equity securities held in the Fund’s portfolio are not covered by a related call option on the individual equity security, securities index options may be written on all or a portion of such uncovered securities. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options written, at value” on the Fund’s Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
Options the Fund writes (sells) will either be exercised, expire or be canceled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss and is included in “Net realized gain (loss) on investments” on the Statement of Operations. If the price of the underlying equity security is less than the option’s strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as “Net realized gain (loss) on written options contracts” on the Statement of Operations.
The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option’s expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.
Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.
C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including the amortization of premiums and accretion of discounts.
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2023
D. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net realized capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the year ended December 31, 2023, primarily as a result of the difference between book and tax treatments of income and gains on various investment securities held by the Fund, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $32, and a decrease in accumulated net realized gain (loss) on investments of $32. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by this reclassification.
The tax character of distributions paid by the Fund during the fiscal years ended December 31, 2023 and 2022, was as follows:
Distributions paid from:	2023	2022
Ordinary income	$7,101,632	$132,172
Capital gains	18,083,355	25,051,162
Return of capital	—	—
As of December 31, 2023, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	5,503,943
Net unrealized appreciation (depreciation)	104,877,854
Total accumulated earnings (losses)	110,381,797
Other	—
Paid-in capital	264,187,105
Total net assets	$374,568,902
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2023, for federal income tax purposes, the Fund had no non-expiring capital loss carryforwards.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2023, the Fund did not incur any net late year ordinary or capital losses.

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2023
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of December 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of December 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$264,720,058	$121,089,815	$(16,211,932)	$104,877,883
F. Expenses
The Fund will pay all expenses directly related to its operations.
4. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Chartwell manages the Fund’s portfolio subject to First Trust’s supervision. Chartwell receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid monthly by First Trust out of its investment advisory fee.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended December 31, 2023, were $91,838,032 and $119,038,530, respectively.
6. Derivative Transactions
The following table presents the types of derivatives held by the Fund at December 31, 2023, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2023
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Written Options	Equity Risk	—	$—	Options written, at value	$665,782
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2023, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Equity Risk Exposure
Net realized gain (loss) on written options contracts	$(4,508,052)
Net change in unrealized appreciation (depreciation) on written options contracts	6,767
During the fiscal year ended December 31, 2023, the premiums for written options opened were $11,906,572, and the premiums for written options closed, exercised and expired were $11,858,323.
The Fund does not have the right to offset financial assets and liabilities related to option contracts on the Statement of Assets and Liabilities.
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Enhanced Equity Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Enhanced Equity Income Fund (the “Fund”), including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
February 23, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2023 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)
If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)
If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 43006, Providence, RI 02940-3006.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2023 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the year ended December 31, 2023, the amount of long-term capital gain distributions designated by the Fund was $18,083,355 which is taxable at the applicable capital gain tax rates for federal income tax purposes.
Of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the year ended December 31, 2023, 100% qualified for the corporate dividends received deduction available to corporate shareholders. The Fund hereby designates as qualified dividend income 100% of its ordinary income distributions (including short-term capital gain, if applicable), for the year ended December 31, 2023.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of April 18, 2023, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 17, 2023. At the Annual Meeting, Denise M. Keefe and Robert F. Keith were elected by the Common Shareholders of First Trust Enhanced Equity Income Fund as Class I Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2026. The number of votes cast in favor of Ms. Keefe was 15,735,449 and the number of votes withheld was 698,985. The number of votes cast in favor of Mr. Keith was 15,736,509 and the number of votes withheld was 697,925. Richard E. Erickson, Thomas R. Kadlec, James A. Bowen, Niel B. Nielson, and Bronwyn Wright are the other current and continuing Trustees.
Amended and Restated By-Laws
On June 22, 2023, the Board of Trustees of the Fund amended and restated the existing Amended and Restated By-Laws (and as so amended and restated, the “By-Laws”), effective immediately. The By-Laws were revised to rescind Article XII and its accompanying control share provisions, along with other conforming amendments.
The foregoing description is qualified in its entirety by reference to the full text of the By-Laws, a copy of which can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on June 23, 2023, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive office.
Board of Trustees
Effective September 10, 2023, the exchange-traded funds, closed-end funds, mutual funds and variable insurance funds (collectively, the “Funds”) advised by First Trust Advisors L.P. (“FTA”) announced the appointment of Ms. Bronwyn Wright as a Trustee of all Funds except the exchange-traded funds included in the First Trust Exchange-Traded Fund. Ms. Wright has acted as an independent director to a number of Irish collective investment funds since 2009. Ms. Wright is a former Managing Director of Citibank Europe plc and Head of Securities and Fund Services for Citi Ireland. In these positions, she was responsible for the management and strategic direction of Citi Ireland’s securities and fund services business which included funds, custody, security finance/lending and global agency and trust. She also had responsibility for leading, managing and growing the Trustee, Custodian and Depositary business in Ireland, the United Kingdom, Luxembourg, Jersey and Cayman.

Investment Objective, Policies and Risks
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2023 (Unaudited)
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes during the most recent fiscal year ended December 31, 2023. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objective or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the Fund.
Investment Objective
The Fund’s investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation.
Principal Investment Policies
Under normal market conditions, the Fund pursues an integrated investment strategy in which it invests substantially all of its Managed Assets (as defined below) in a diversified portfolio of common stock of U.S. corporations and U.S. dollar-denominated equity securities of foreign issuers, in each case that are traded on U.S. securities exchanges, and on an ongoing basis writes (sells) covered call options.  Common stocks are selected by the Sub-Advisor by utilizing a combination of its proprietary quantitative/qualitative selection criteria.  The covered call options written (sold) by the Fund are normally against the equity securities that are held in the Fund’s portfolio with strike prices and expiration dates that are collectively intended to provide risk/reward characteristics that are consistent with the Fund’s investment objective.
“Managed Assets” means the average daily gross assets of the Fund minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Common Shares and accrued liabilities (including the value of call options written (sold)).
Under normal market conditions the Fund seeks to produce a high level of current income and gains primarily from the premium income it receives from writing (selling) call options, from the dividends received on the equity securities held in the Fund’s portfolio, and to a lesser extent, from capital appreciation in the value of equity securities underlying such covered call options.
•
Common Stock/Equity Securities: The Sub-Advisor selects common stocks and equity securities by utilizing its proprietary quantitative/qualitative selection criteria, which focuses on sectors, industries and individual common stocks and equity securities that exhibit strong fundamental characteristics.
 o
The Fund invests substantially all, but in no event less than 90%, of its Managed Assets in common stocks and other equity securities such as Real Estate Investment Trusts, Master Limited Partnerships and Investment Companies (including exchange-traded funds and business development companies).
 o
The Fund may invest up to 20% of its Managed Assets in U.S. dollar-denominated equity securities of foreign issuers.
 o
The Fund may invest up to 10% of its Managed Assets in equity securities of other investment companies that invest primarily in securities of the type in which the Fund may invest directly.
 o
The Fund may invest up to 25% of its Managed Assets in the equity securities of issuers in a single industry or sector of the economy.
•
Covered Call Options: The Fund writes (sells) covered call options, which may include Long-Term Equity AnticiPation Securities (“LEAPS®”), held against the equity securities held in the Fund’s portfolio with strike prices (defined below) and expiration dates (defined below) that are collectively intended to provide risk/reward characteristics that are consistent with the Fund’s investment objective.
 o
The Fund’s Sub-Advisor writes (sells) call options as determined to be appropriate, consistent with the Fund’s investment objective.
 o
The Fund writes (sells) options that are considered “covered” because the Fund owns equity securities against which the options are written (sold).  The number of call options the Fund can write (sell) is limited by the number of equity securities the Fund holds in its portfolio.
 o
The Fund does not write (sell) “naked” options, i.e., options on more equity securities than are held in the Fund’s portfolio.
 o
When the Fund writes (sells) a call option, it sells to the buyer (the “option holder”) the right, but not the obligation, to purchase a particular asset (the underlying equity security) from the Fund at a fixed price (the “strike price”) on or before a specified date (the “expiration date”).  In exchange for the right to purchase the underlying equity security, the option holder pays a fee (a “premium”) to the Fund.  The Fund typically utilizes “American-style” options, which may be exercised at any time between the date of purchase and the expiration date.  The Fund may write (sell) “European-style” options, which may be exercised only during a specified period of time just prior to the expiration date.

  Investment Objective, Policies and Risks (Continued)

First Trust Enhanced Equity Income Fund (FFA)
December 31, 2023 (Unaudited)
 o
A call option normally represents the right to purchase 100 shares of the underlying equity security.
 o
Conventional listed call options have expiration dates which generally can be up to nine months from the date the call options are first listed for trading.  Longer-term call options, such as LEAPS®, can have expiration dates up to three years from the date of listing.
 o
The Fund primarily writes (sells) call options which are “out-of-the-money”, meaning options with a strike price above the current market price of the underlying equity security.  The Fund may write (sell) “in-the-money” (call options with a strike price below the current market price of the underlying equity security) and “at-the-money” (call options with a strike price equal to the current price of the underlying equity security).  In-the-money and at-the-money call options may be written (sold) as a defensive measure to protect against a possible decline in the underlying security.
In addition to the Fund’s use of covered call option writing (selling), the Fund may, but is not required to, use various hedging and strategic transactions to facilitate portfolio management and mitigate risks.  In utilizing these strategic transactions, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions.  The Fund may purchase derivative investments that combine features of these instruments. To the extent the Fund enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.
The Fund’s investment objective is considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares, as further detailed below.  The remainder of the Fund’s investment policies, unless otherwise stated, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees of the Fund without approval of the holders of the Fund’s Common Shares.  The Fund will provide investors with at least 60 days prior notice of any change in the Fund’s investment strategy.
Fundamental Investment Policies
Except as provided below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares:
(1)
issue senior securities, as defined in the 1940 Act, other than the borrowings permitted by investment restriction (2) set forth below;
(2)
borrow money, except as permitted by the 1940 Act;
(3)
act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;
(4)
purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;
(5)
purchase or sell physical commodities (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities;
(6)
make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations;
(7)
with respect to 75% of its total assets, purchase any securities, if as a result more than 5% of the Fund’s total assets would then be invested in securities of any single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the 1940 Act), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation; and
(8)
invest 25% or more of its total assets in securities of issuers in any single industry, provided there shall be no limitation on the purchase obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
For the purpose of applying the limitation set forth in subparagraph (7) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the

  Investment Objective, Policies and Risks (Continued)

First Trust Enhanced Equity Income Fund (FFA)
December 31, 2023 (Unaudited)
security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.
Under the 1940 Act, when used with respect to particular shares of the Fund, a “majority of the outstanding” Common Shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting shares are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding voting shares, whichever is less.

Principal Risks
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund.  The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and, in accordance therewith, files reports, proxy statements and other information that is available for review. The order of the below risk factors does not indicate the significance of any particular risk factor.
Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and expect to continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber

  Investment Objective, Policies and Risks (Continued)

First Trust Enhanced Equity Income Fund (FFA)
December 31, 2023 (Unaudited)
security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.

Depositary Receipts Risk. Depositary receipts represent equity interests in a foreign company that trade on a local stock exchange. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests.  Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuers or their industries occur.  An adverse event affecting an issuer, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure.  Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

Europe Risk. The Fund is subject to certain risks associated specifically with investments in securities of European issuers, in addition to the risks associated with investments in non-U.S. securities generally. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (“EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU (“Brexit”). After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached whereby the United Kingdom formally left the EU. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Trade between the United Kingdom and the EU is highly integrated through supply chains and trade in services, as well as through multinational companies. The United Kingdom’s departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).

Income Risk. Net investment income paid by the Fund to its common shareholders is derived from the premiums it receives from writing (selling) call options and from the dividends and interest it receives from the equity securities and other investments held in the Fund’s portfolio and short-term gains thereon.  Premiums from writing (selling) call options and dividends and interest payments made by the securities in the Fund’s portfolio can vary widely over time.  Dividends on equity securities are not fixed but are declared at the discretion of an issuer’s board of directors.  There is no guarantee that the issuers of the equity securities in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels.  The Fund cannot assure as to what percentage of the distributions paid on the common shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

Industry and Sector Risk. The Fund may not invest 25% or more of its total assets in securities of issuers in any single industry.  If the Fund is focused in an industry, it may present more risks than if it were broadly diversified over numerous industries of the economy.  Individual industries may be subject to unique risks which may include, among others, governmental regulation, inflation, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, and rising interest rates.
The Fund may invest 25% or more of its total assets in securities of issuers in a single sector. Currently, the Fund makes significant investments in equity securities of companies in the information technology sector. Information technology companies produce and provide hardware, software and information technology systems and services.  Information technology companies are generally subject to the following risks: rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants.  Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition,

  Investment Objective, Policies and Risks (Continued)

First Trust Enhanced Equity Income Fund (FFA)
December 31, 2023 (Unaudited)
information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs.  Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.

Investment Risk. An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal invested.  An investment in Common Shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions.  When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

Management Risk and Reliance on Key Personnel. In managing the Fund’s investment portfolio, the Fund’s portfolio managers will apply investment techniques and risk analyses that may not produce the desired result.  Additionally, the implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace.  The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value.  The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Market Risk. Investments held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by real or perceived adverse economic conditions, political events, regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and may result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Non-U.S. Securities Risk. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (iv) the impact of economic, political, social or diplomatic events as well as of foreign governmental laws or restrictions and differing legal standards; (v) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vi) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad, including in the event the issuer of a non-U.S. security defaults or enters bankruptcy, administration or other proceedings. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody.  Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

  Investment Objective, Policies and Risks (Continued)

First Trust Enhanced Equity Income Fund (FFA)
December 31, 2023 (Unaudited)
Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions.  The Fund may write (sell) covered call options on all or a portion of the equity securities held in the Fund’s portfolio as determined to be appropriate by the Fund’s Sub-Advisor, consistent with the Fund’s investment objective. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events.  In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options. The ability to successfully implement the Fund’s investment strategy depends on the Sub-Advisor’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold an equity security that it might otherwise sell. There can be no assurance that a liquid market for the options will exist when the Fund seeks to close out an option position. Additionally, to the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to additional risks.

Potential Conflicts of Interest Risk. First Trust, Chartwell and the portfolio managers have interests which may conflict with the interests of the Fund.  In particular, First Trust and Chartwell currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund.

REIT Risk. Real estate investment trusts (“REITs”) typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages. As a result, investments in REITs are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. Additionally, REITs may have limited diversification due to investment in a limited number of properties or a particular market segment and are subject to the risks associated with obtaining financing for real property. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs may also have a relatively small market capitalization which may result in their shares experiencing less market liquidity and greater price volatility than larger companies. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors’ collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates. Additionally, certain REITs charge management fees, which may result in layering of management fees paid by the Fund.

Small- and/or Mid-Capitalization Companies Risk. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

Board of Trustees and Officers
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	257	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	257
Director, National Futures
Association and ADMIS
Singapore Ltd.; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Three Year Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	257
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (since 2021); and
Director of MobileHelp
(since 2022)

Robert F. Keith, Trustee (1956)	• Three Year Term • Since June 2006	President, Hibs Enterprises (Financial and Management Consulting)	257	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	257	None

(1)
Currently, Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2024 annual meeting of shareholders. James A. Bowen, Niel B. Nielson, and Bronwyn Wright, as Class III Trustees, are serving as trustees until the Fund’s 2025 annual meeting of shareholders. Denise M. Keefe and Robert F. Keith, as Class I Trustees, are serving as trustees until the Fund’s 2026 annual meeting of shareholders.

Board of Trustees and Officers (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2023 (Unaudited)
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Bronwyn Wright, Trustee (1971)	• Three Year Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	233	None
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	257	None

Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 to
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since December 2005	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

(2)
Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.
(3)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•
Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•
Information about your transactions with us, our affiliates or others;
•
Information we receive from your inquiries by mail, e-mail or telephone; and
•
Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•
In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•
We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Chartwell Investment Partners, LLC
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312
TRANSFER AGENT
Computershare, Inc.
P.O. Box 43006
Providence, RI 02940
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b) Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable.
(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec, Robert F. Keith and Bronwyn Wright are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $40,000 for 2022 and $40,000 for 2023.

(b) Audit-Related Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2022 and $0 for 2023.

Audit-Related Fees (Investment Advisor) — The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2022 and $0 for 2023.

(c) Tax Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $16,250 for 2022 and $21,094 for 2023. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor) — The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor were $0 for 2022 and $0 for 2023.

(d) All Other Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2022 and $0 for 2023.

All Other Fees (Investment Advisor) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment advisor, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2022 and $0 for 2023.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for 2022 were $16,250 and $0 for the Registrant and the registrant’s investment advisor, respectively, and for 2023 were $21,094 and $44,000, for the registrant and the registrant’s investment advisor, respectively.
(h)	The registrant’s audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Denise M. Keefe, Richard E. Erickson,Robert F. Keith and Bronwyn Wright.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A description of the policies and procedures used to vote proxies on behalf of the Fund is attached as an exhibit.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of December 31, 2023

Chartwell Investment Partners, LLC (“Chartwell”), a wholly owned subsidiary of TriState Capital Holdings, Inc., is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process. The Chartwell Portfolio Management Team consists of the following:

Douglas W. Kugler, CFA

Principal, Senior Portfolio Manager

Mr. Kugler is a Senior Portfolio Manager on Chartwell’s large-cap equity portfolio management team and has over 25 years of investment industry experience. His areas of focus include the Consumer Discretionary, Energy, Industrials, Materials and Technology sectors of the market. He has been a portfolio manager for the Fund since 2007. From 1993 to 2003, he held several positions at Morgan Stanley Investment Management (Miller Anderson & Sherrerd) the last of which was Senior Associate and Analyst for the Large Cap Value team. Mr. Kugler is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. He holds the Chartered Financial Analyst designation. Mr. Kugler earned a Bachelor’s degree in Accounting from the University of Delaware.

Jeffrey D. Bilsky,

Portfolio Manager

Jeffrey D. Bilsky, is a Portfolio Manager on Chartwell's equity investment team managing the Dividend Value Strategy and has over 17 years of investment industry experience. His areas of focus include the Energy, Utilities, Information Technology and Staples sectors of the market. He is also a member of the Brokerage Committee. Prior to joining Chartwell, Jeff was employed at Cruiser Capital, where he served as a Research Analyst. Previously, he was a Vice President in Institutional Sales and Trading at Hudson Securities. Earlier in his career, Mr. Bilskey worked at Bank of America as an Analyst in Institutional Sales and Trading.

The investment team for the First Trust Enhanced Equity Income Fund consists of two portfolio managers with an average of 29 years of investment experience. All team members (portfolio managers and analysts) conduct fundamental research and meet with company management. Purchase and sale decisions are discussed among the team members, however, final decision-making responsibility rests with Mr. Kugler. In addition, while each team member may be consulted on any options transactions involving the portfolio, Mr. Kugler has full responsibility for decisions involving the options program.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Information provided as of December 31, 2023

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Name of Portfolio Manager or Team Member	Type of Accounts*	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
1. Douglas W. Kugler	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	1	$1.6M	0	$0
	Other Accounts:	19	$505M	0	$0
2. Jeffrey D. Bilsky	Registered Investment Companies:	1	$22.0M	0	$0
	Other Pooled Investment Vehicles:	1	$1.6	0	$0
	Other Accounts:	19	$505M	0	$0

Potential Conflicts of Interests

The portfolio managers manage other accounts for Chartwell including institutional portfolios of similar investment styles. None of these portfolio managers manage any hedge funds nor any accounts with performance-based fees. When registered funds and investment accounts are managed side-by-side, firm personnel must strictly follow the policies and procedures outlined in our Trade Allocation Policy to ensure that accounts are treated in a fair and equitable manner, and that no client or account is favored over another. When registered funds and investment accounts are trading under the same investment product, and thus trading the same securities, shares are allocated on a pro-rata basis based on market value, and all portfolios obtain the same average price.

On a monthly basis, a member of our Finance team, oversees the performance calculation process handled in Operations, and completes a spreadsheet of monthly portfolio returns by client. The Finance Officer provides this spreadsheet to the CEO, COO, CCO and various investment personnel for their review. Any performance dispersion noted by anyone on the distribution list is investigated whereby the Finance Officer reviews the underlying transactional detail, holdings & security weightings by portfolio. This monthly process ensures that all portfolios that are managed under the same investment product are treated fairly and traded in accordance with firm policy.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of December 31, 2023

The compensation paid to a Chartwell portfolio manager and analyst consists of base salary, annual bonus, ownership distribution, and an annual profit-sharing contribution to the firm’s retirement plan.

A portfolio manager’s and analyst’s base salary is determined by Chartwell’s Compensation Committee and is reviewed at least annually. A portfolio manager’s and analyst’s experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary. Industry benchmarking is utilized by the Compensation Committee on an annual basis.

Annual bonuses are determined by the Compensation Committee based on revenue sharing. Since strategy revenue is highly correlated with long-term performance, teams can earn a proportion of strategy revenue with the residual over salaries distributable as annual bonuses. Performance tests relative to the appropriate benchmark and peer group rankings can enhance this revenue share. Additional factors used to determine the annual bonus include the portfolio manager’s contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm.

Fund performance is compared to a combination of outperforming either the S&P 500 or BXM and the ranking of performance compared to the peer group as reported to the FFA board.

For employee retention purposes, part of the annual bonus for key employees is deferred for a period of 3 year.s

(a)(4) Disclosure of Securities Ownership

Information provided as of December 31, 2023:

Name of Portfolio Manager or Team Member	Dollar Range of Fund Shares Beneficially Owned

Douglas W. Kugler	$100,001-500,000
Jeffrey D. Bilsky	None

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-end Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item [18]. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 14. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(c)	to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19a-l under the 1940 Act, dated March 24, 2010.(1)

(1)	The Fund received exemptive relief from the Securities and Exchange Commission which permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each taxable year. The relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders. In that regard, attached as an exhibit to this filing is a copy of such notice made during the period.

(d)	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies required by Item 7 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Enhanced Equity Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 14, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 14, 2024
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	March 14, 2024

* Print the name and title of each signing officer under his or her signature.